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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NCR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on April 23, 2008. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2008 Proxy Statement and 2007 Annual Report are available at www.investorEconnect.com. To view this material, have the 12-digit Control f(s) available and visit: www.pcoxyvote.com If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before 4/3/08 to facilitate timely delivery. To request material: Internet: www.proxyvote.com Telephone. 1-800-579-1639 **Email. sendmaterial@proxyvote.com 1f requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) iii the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. NCR CORPORATION NCR itii Ivote In Person ljf Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance NR CORPORATION ticket issued by the entity holding the meeting. Please check the 1700 5. P.4JIIRSON BOULEVARD meeting materials for any special requirements for meeting I)AYTON. 014 45479 attendance. Should you choose to vote these shares in person, you will need to request a ballot at the meeting to vote these shares. a Note By Internet L To vote now by Internet, go to Use the Internet to transmit your voting instructions and for eleCtronk delivery of information up until 11:59 PM. Eastern Time the day before the cut-off date or meeting date. Nave your notice in hand when you access the web site BROADRIDGE and follow the instructions. FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEW000, NY 11717 P55857—O1S 1 1 10F 4

Meeting Location

The Annual Meeting for holders as of 2/11/08
is to be held on 4/23/08 at 9:00 a.m.
at: *NCR'S WORLD HEADQUARTERS AUDITORIUM*
1700 S. PATTERSON BOULEVARD
DAYTON, OH 45479


N
Dayton International Airport
70
75
Columbus
Dayton
35
675
Cincinnati
Main St.
Miami River
Downtown Dayton
Third St.
Main St.
Stewart St.
Edwin Moses Blvd.
Marriott Hotel
NCR
Sugar Camp
Schantz Ave.
Far Hills Ave.
Miami River
Patterson Blvd.
Dorothy Lane
Springboro Pike
Kettering Blvd.
Stroop Road
Dixie Drive
Dixie Drive Exit

DRIVING DIRECTIONS:

From I-75 North:

Exit at Edwin C. Moses Boulevard and turn right. Turn right onto Stewart Street. Follow Stewart Street over the bridge and turn right onto Patterson Boulevard. Follow Patterson Boulevard to the second traffic light. Turn left into the NCR World Headquarters building.

From I-75 South:

Exit at Stewart Street and turn left onto Stewart Street. Follow Stewart Street through the intersection of Edwin C. Moses Blvd. Stay on Stewart Street over the bridge and turn right onto Patterson Boulevard. Follow Patterson Boulevard to the second traffic light. Turn left into the NCR World Headquarters building.

R1NCR2

P55857-01S
1
1
2 OF 4

I Voting items NCRS BOARD OF DIRECTORS RECOMMENDS A VOTE F0R PROPOSALS I and 2. 1 Election of Directors. Class C Nominees: 01) MarkRFrissora 02) C.K. Prahalad 2. Ratification of the appointment of independent registered public accounting firm for 2008. *10000 0000 01101 23,456,789,012.00000 BROADRIDGE 62886EA99 FINANCIAL SOLUTIONS, INC. P55857015 ATTENTION: 1 TEST PRINT 2 51 MERCEDES WAY 3 OF 4 EDGEWOOD, NY 11717

20 000000000110 P55857- O1S 1 2 40F 4